UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
 including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Prepaid Advance Agreement

On July 19, 2024 (the “Effective Date”), Canoo Inc. (the “Company”) entered into a Prepaid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $15,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree) (each, a “Prepaid Advance”), including an initial Prepaid Advance of $15,000,000 (the “Initial Advance”) requested by the Company in connection with entering the PPA and from time to time thereafter, with an aggregate limitation on the Prepaid Advances of $100,000,000 over the course of 24 months from the Effective Date. A Prepaid Advance will be offset upon the issuance of shares of the Company’s common stock (“Common Stock”) to Yorkville, from time to time upon written notice from Yorkville (each, a “Purchase Notice”).

The Initial Advance will be offset upon the issuances of shares of Common Stock at an initial Purchase Price (as such term is used in the PPA) equal to $2.70 per share.

On any date that is the 60th day after the Effective Date, the Purchase Price on any remaining amount of the Initial Advance then outstanding at such time will be the lower of (i) $2.70 per share and (ii) 95% of the lowest daily volume weighted average price (“VWAP”) of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) during five trading days immediately preceding the date on which Yorkville provides the Purchase Notice to the Company (the “Variable Price”); however, in no event shall the Purchase Price be less than $1.00 per share (the “Floor Price”).

With respect to a Prepaid Advance other than the Initial Advance, such Prepaid Advance will be offset upon the issuances of shares of Common Stock at a Purchase Price equal to the lower of (i) 120% of the daily VWAP of the Common Stock on Nasdaq as of the trading day immediately prior to the date of the disbursement of such Prepaid Advance and (ii) the Variable Price; however, in no event shall the Purchase Price be less than the Floor Price.

After giving effect to the commitment fee and the purchase price discount provided for in the PPA, net proceeds of the Initial Advance to the Company will be approximately $14.1 million. The issuance of Common Stock under the PPA is subject to certain limitations, including, among others, that the aggregate number of shares of Common Stock issued pursuant to the PPA cannot exceed 19.99% of the Company’s outstanding Common Stock as of June 13, 2024 (the “Exchange Cap”) unless the Company’s stockholders have approved issuances in excess of the Exchange Cap. Pursuant to the terms of the PPA, interest accrues on the outstanding balance of a Prepaid Advance at an annual rate equal to 5%, subject to an increase to 15% upon events of default described in the PPA.

Pursuant to the PPA, the Company shall, among other things, (i) maintain its shelf registration statement on Form S-3 (the “Registration Statement”), (ii) register the shares of Common Stock that are to be offered and sold to Yorkville pursuant to the PPA, (iii) use the net proceeds for purposes disclosed in the respective prospectus supplement, and (iv) except as permitted under the PPA, not enter into any variable rate transactions. The shares of Common Stock to be issued under the PPA will be issued pursuant to the Registration Statement (File No. 333-264842). Promptly after the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement with the U.S. Securities and Exchange Commission in connection with the offer and sale of the shares of Common Stock.

The foregoing description of the PPA is qualified in its entirety by reference to the PPA, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 5.1, is the opinion of Kirkland & Ellis LLP relating to the legality of the shares of Common Stock.

Warrant Agreement

On the Effective Date, in connection with the Initial Advance, the Company issued to Yorkville a warrant to purchase approximately 2.7 million shares of Common Stock each at an exercise price of $2.70 per share, exercisable beginning on January 19, 2025 and with an expiration date of July 19, 2029 (the “Warrants”). The Warrants include customary adjustment provisions for stock splits, combinations and similar events.

The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, which is filed hereto as Exhibit 4.1 and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Warrants is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Warrants are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Form of Warrant Agreement (attached as Exhibit B to Exhibit 10.1)
5.1	Opinion of Kirkland & Ellis LLP
10.1	Pre-Paid Advance Agreement, dated July 19, 2024, by and between Canoo Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of Common Stock the Company may issue to Yorkville pursuant to the PPA, the amount of proceeds to be received by the Company from the sale of shares of common stock and the uses thereof and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary